UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 16, 2019

MAGELLAN GOLD CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Nevada	000-54658	27-3566922
(State or other jurisdiction of incorporation)	Commission File Number	(I.R.S. Employer Identification number)

500 Marquette Avenue NW, Albuquerque, New Mexico 87102
(Address of principal executive offices)                    (Zip Code)

Registrant's telephone number, including area code:   (707) 884-3766

(Former name or former address, if changed since last report)

___________________________________________________

☐	Written communications pursuant to Rule 425 under the Securities Act
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each Class	Trading Symbol	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company     ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Magellan Gold Corporation, a Nevada corporation (the “Company”), and its wholly-owned subsidiary, Recursos Ecologicos Alternativos la Rumorosa (REA) S.A. de C.V (“Magellan Mexico”) has entered into an Option to Purchase Agreement dated October 16, 2019 (the “Agreement), with Golden Minerals Company, a Delaware corporation (“GMC”), and its wholly-owned subsidiary, Minera de Cordilleras, S. de R.L. de C.V. (“GMC Mexico”), whereby the Company, through Magellan Mexico has acquired from GMC, through GMC Mexico, an exclusive option to purchase GMC Mexico’s interest in concessions and related rights to its Santa Maria property in Mexico described in the Agreement.

To exercise the Option will require future payments and performance milestones; and there can be no assurance that these requirements will be satisfied.

A copy of the Agreement is filed herewith as Exhibit 10.1.

ITEM 7.01	REGULATION FD DISCLOSURE

The Company issued a press release on October 17, 2019 announcing its agreement with GMC as described in Item 1.01 above. A copy of the press release is filed herewith as Exhibit 99.1

In addition, the Company has updated its Investor Presentation. A copy of the Investor Presentation is filed herewith as Exhibit 99.2.

The information in this Current Report on Form 8-K furnished pursuant to Item 7.01, including Exhibit 99.1, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liability under that section, and they shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing. By filing this Current Report on Form 8-K and furnishing this information pursuant to Item 7.01, the Company makes no admission as to the materiality of any information in this Current Report on Form 8-K, including Exhibit 99.1, that is required to be disclosed solely by Regulation FD.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

Exhibit Number	Description
10.1	Option to Purchase Agreement
99.1	Press Release
99.2	Investor Presentation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Magellan Gold Corporation

Date: October 18, 2019	By: /s/ John C. Power Chief Financial Officer